UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Trustees (the “Board”) of Chesapeake Lodging Trust (the “Trust”) values the input and insights of the Trust’s shareholders and believes that effective shareholder engagement strengthens the Board’s role as an informed and engaged fiduciary. The Board meaningfully integrates the feedback it receives from shareholders into the Board’s review and assessment of the Trust’s corporate governance policies. In connection with such a review, the Board has approved and implemented several corporate governance initiatives that the Board believes are in the best interests of the Trust and its shareholders, including:

•	Adopting a majority voting standard for the election of trustees in uncontested elections, coupled with a policy that any incumbent trustee who fails to receive that level of shareholder support will be required to tender his or her resignation for the remaining members of the Board to consider, subject to the requirement that the Board must accept any such resignation if the nominee received more votes against than for his or her election in uncontested elections at each of two consecutive annual meetings of shareholders; and

•	Requiring shareholder approval, by a majority of votes cast on the matter, before the Trust may elect to become subject to any of three Maryland statutes that could be viewed as providing publicly traded entities organized in Maryland, like the Trust, with certain defenses against unsolicited or hostile takeover attempts.

Implement Majority Voting Standard for Uncontested Trustee Elections

Effective March 26, 2014, the Board amended Article II, Section 11(a) of the Trust’s Amended and Restated Bylaws (the “Bylaws”) to implement a majority voting standard for the election of trustees in uncontested elections, retaining the plurality standard for elections in which the number of trustee nominees exceeds the number of trustees to be elected. Pursuant to the amended Bylaws provision, in uncontested elections trustee nominees will be elected by the vote of a majority of the votes cast with respect to the nominee, which means that the number of votes cast for a trustee must exceed the number of votes cast against the nominee. In addition, under the amended Bylaws provision, if an incumbent trustee is not elected pursuant to the majority voting standard in an uncontested election, the trustee must tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee of the Board will recommend to the full Board (excluding the trustee who has tendered such resignation) whether to accept or reject the resignation, and the Board will act on the resignation and disclose its decision and reasoning within 90 days from the date of certification of the election results. Notwithstanding the foregoing, if an incumbent trustee were to receive more votes against than for his or her election in uncontested elections at two consecutive annual meetings of shareholders, the amended Bylaws provision requires the Board to accept that trustee’s resignation.

The foregoing summary of the changes effected by the adoption of the amendments to the Bylaws is qualified in its entirety by reference to the copy, marked to show the March 26, 2014 amendments, filed as Exhibit 3.2 hereto and incorporated herein by reference.

Opt Out of, and Require Shareholder Approval to Opt Into, Maryland’s Unsolicited Takeover Act

The Board has resolved to opt out of Title 3, Subtitle 8 of the Maryland General Corporation Law, commonly referred to as the Maryland Unsolicited Takeover Act. The Board further resolved that it will not repeal this resolution unless the repeal is approved by the shareholders of the Trust by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote on the matter. As a result, unless it obtains shareholder approval to do so in the future, the Board may not elect to cause the Trust be subject to any or all of the following provisions of the Maryland Unsolicited Takeover Act:

•	Mandatory classification of the board of trustees into three classes;

•	Requiring the affirmative vote of two-thirds of the votes cast in the election of trustees generally to remove a trustee;

•	Limiting the number of trustees to be fixed only by vote of the trustees;

•	Requiring any vacancy on the board of trustees to be filled only by the remaining trustees to serve for the remainder of the term in which the vacancy occurred; and

•	Requiring that a special meeting may only be called by a request of shareholders entitled to cast a majority of all the votes entitled to be cast at a meeting.

The resolution adopted by the Board is set forth below and the Trust has filed Articles Supplementary to its Articles of Amendment and Restatement of Declaration of Trust, attached hereto as Exhibit 3.1.1, with the State Department of Assessments and Taxation of Maryland.

“Resolved, that, pursuant to Section 3-802(c) of the Maryland General Corporation Law (the “MGCL”), the Trust is hereby prohibited from electing to be subject to any of the provisions of Title 3, Subtitle 8 of the MGCL, unless a proposal to repeal such prohibition is approved by the shareholders of the Trust by the affirmative vote of at least a majority of the votes cast on the matter by shareholders entitled to vote on such matter.”

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, filed as Exhibit 3.1.1 hereto and incorporated herein by reference.

Require Shareholder Approval to Opt Into Maryland’s Control Share Acquisition Act

By Article II, Section 13 of the Bylaws, the Trust previously had opted not to be subject to Title 3, Subtitle 7 of the MGCL, commonly known as the Maryland Control Share Acquisition Act, but had reserved the right for the Trust to become subject to the Maryland Control Share Acquisition Act in the future. The Board has amended Article II, Section 13 of the Bylaws to prohibit the repeal, amendment or alteration of this Bylaws provision without the approval by the shareholders of the Trust by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote on the matter.

The foregoing summary of the changes effected by the adoption of the amendments to the Bylaws is qualified in its entirety by reference to the copy, marked to show the March 26, 2014 amendments, filed as Exhibit 3.2 hereto and incorporated herein by reference.

Require Shareholder Approval to Opt Into Maryland’s Business Combination Act

By a resolution of the Board, the Trust previously had opted not to be subject to Title 3, Subtitle 6 of the MGCL, commonly known as the Maryland Business Combination Act but had reserved the right for the Trust to become subject to the Maryland Business Combination Act in the future. The Board has adopted a further resolution to prohibit the repeal, amendment or alteration of its earlier resolution without the approval by the shareholders of the Trust by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote on the matter.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1.1	Articles Supplementary

3.2	Amended and Restated Bylaws, as amended through March 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer